SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K/A

                                CURRENT REPORT

                                AMENDMENT NO. 2

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 JULY 15, 1997




                                 MAUI USA INC.
              (Exact Name of Registrant as Specified in Charter)




NEVADA                     33-55254-34                       87-0485322
(State or Other          (Commission File                 (I.R.S. Employer
Jurisdiction of             Number)                        Identification
Incorporation)                                                 Number)


           505 FRONT STREET, SUITE 233, LAHAINA, MAUI, HAWAII 96761
            (Address of Principal Executive Offices)    (Zip Code)

                   Registrant's telephone number, including
                          area code:  (808) 667-0647
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The Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, filed June 25, 1997, as amended by its Current Report on Form 8-K/A, filed July 10, 1997, as set forth in the pages attached hereto.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Previous independent accountants

(i) On June 19, 1997, Coopers & Lybrand LLP ("C&L") resigned as the independent accountants of Maui U.S.A. Inc. (the "Registrant"). As reported by the Registrant on Form 8-K dated May 9, 1997, as amended by form 8-K/A dated 6/25/97 (the "Prior Form 8-K"), C&L were engaged as the Registrant's Independent accountants on May 9, 1997. As also reported in the Prior Form 8-K, Price Waterhouse LLP ("PW") were the Registrant's previous independent accountants.

(ii) During their period of engagement as the Registrant's independent accountants, C&L did not conduct an audit or report on any financial statements of the Registrant for any period. As reported in the Prior Form 8-K, the reports of PW on the financial statements for the years ended December 31, 1996 and December 31, 1995 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except that the report on the financial statements for the year ended December 31, 1995 contained an explanatory paragraph expressing substantial doubt about the entity's ability to continue as a going concern.

(iii)     Not applicable.

(iv) C&L resigned prior to completing its review of the unaudited financial statements for the quarter ended March 31, 1997 which included a review of the Company's capitalization of project related costs, about which C&L expressed an initial difference of opinion based on incomplete facts which would impact periods in the years ended December 31, 1996 and 1995. Specifically, C&L questioned the appropriateness of capitalizing all salary related costs for periods prior to 1997, as well as the extent to which certain indirect legal, accounting and other outside service costs, rent, utilities, telephone, supplies, automotive and various miscellaneous costs were capitalized. As part of their inquiries, C&L questioned the lack of contemporaneous time records evidencing time spent by the Registrant's two employees among various activities. C&L resigned prior to the resolution of the initial difference of opinion. The Registrant believes, and PW concurs, that the Company's application of its policy is reasonable and appropriate in the circumstances. As reported in the Prior Form 8-K, in connection with its audits for the two most recent fiscal years and through May 9, 1997, there were no disagreements with PW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PW would have caused them to make a reference thereto in their report on the financial statements for such years.

(v)  Not applicable.

(vi) The registrant has requested that C&L furnish it with a letter addressed to the SEC stating whether or not they agree with the above statements. A copy of such letter, dated July 15, 1997, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Not applicable

          (b)  Not applicable.
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          (c)  The following exhibits are filed with this report:

Exhibit Number                Description

     16.1                     Letter from Coopers & Lybrand L.L.P. dated July
                              15, 1997.
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                                  SIGNATURES


     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: July 18, 1997          MAUI USA INC.



                              By:/s/ Myron O. Kirkeby
                                  Myron O. Kirkeby
                                  President, Chief Executive
                                  Officer and Treasurer
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                                 EXHIBIT INDEX


Exhibit Number                Description

     16.1                     Letter from Coopers & Lybrand L.L.P. dated July
                              15, 1997
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